Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events

29. SUBSEQUENT EVENTS

On February 3, 2012, the Corporation entered into a definitive stock purchase agreement (the "Agreement") to acquire Davidson Trust Company ("DTC") from Boston Private Financial Holdings, Inc. and members of DTC's management group for a total purchase price of up to $10.5 million, of which $7.35 million is to be paid at closing in cash and up to $3.15 million is to be paid in cash installments on the 6-, 12- and 18-month anniversaries of the date of closing, subject to certain post-closing contingencies relating to DTC's assets under management.

The acquisition of DTC is expected to close in the second quarter of 2012, subject to certain conditions and regulatory approvals.

For more information related to the Agreement, refer to the Corporation's filing with the SEC on Form 8-K, dated February 7, 2012.